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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                          THIRD AVENUE HIGH YIELD FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                              FIRST QUARTER REPORT
                                   (Unaudited)
                                 ---------------
                                January 31, 1999


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Dear Fellow Shareholders:

         At January 31, 1999, the unaudited net asset value attributable to the 48,724,419 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $33.18 per share. This compares with an audited net asset value of $29.76 per share at October 31, 1998, and an unaudited net asset value at January 31, 1998 of $31.10 per share, both as adjusted for subsequent distributions to shareholders. At February 19, 1999 the unaudited net asset value was $30.95 per share.

QUARTERLY ACTIVITY

         During the first quarter of fiscal 1999, TAVF established new positions in four securities; increased its positions in twelve securities; reduced its holdings of one security; and eliminated its positions in three securities. Also as a result of a merger, 450,000 shares of SunAmerica Common Stock were exchanged by the Fund for 384,750 shares of American International Group Common Stock. Eleven of the positions acquired during the quarter were either relatively small or were discussed in previous shareholder letters. They are not discussed further in this letter. These positions are CNY Common, Insurance Partners LP, Analogic Common, AVX Common, Capital Re Common, Electroglas Common, Glenayre Common, Head Insurance LP, Koger Equity Common, Protocol Common and Risk Capital Common.

Cash, asset-backed and U.S. Government Agency holdings were reduced during the quarter from $168 million to $39.6 million. A principal factor involved in the reduction in cash equivalents was the net redemption by shareholders of approximately 2.3 million shares of TAVF Common Stock.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES           NEW POSITIONS ACQUIRED

$190,000                   Insurance Partners II Equity Fund, LP
                           ("Insurance Partners LP")

250,000 shares             Alamo Group, Inc. Common Stock
                           ("Alamo Common")

39,500 shares              CNY Financial Corp. Common Stock
                           ("CNY Common")

126,605,679 shares         Repap Enterprises Inc. Common Stock
                           ("Repap Common")

                           Increases in Existing Positions

$1,864,000                 Head Insurance Investors LP
                           ("Head Insurance LP")

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                                        1

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES           INCREASES IN EXISTING POSITIONS

$29,409,000                PhyMatrix Corp.
                           6.75% Subordinated Convertibles due 6/15/03
                           ("PhyMatrix Subordinates")

48,000 shares              AVX Corp. Common Stock
                           ("AVX Common")

100,000 shares             Glenayre Technologies, Inc. Common Stock
                           ("Glenayre Common")

690,000 shares             Imperial Credit Commercial Mortgage Investment Corp.
                           Common Stock ("Imperial Common")

100,000 shares             Koger Equity, Inc. Common Stock
                           ("Koger Common")

1,000 shares               Protocol Systems, Inc. Common
                           ("Protocol Common")

1,600 shares               Risk Capital Holdings, Inc. Common Stock
                           ("Risk Capital Common")

954,000 shares             The Chiyoda Fire & Marine  Insurance Co., Ltd.
                           Common Stock ("Chiyoda Common")

                           REDUCTIONS IN EXISTING POSITIONS
152,200 shares             ValueVision International, Inc. Class A Common Stock
                           ("ValueVision Common")


                           POSITIONS ELIMINATED
$1,128,123                 Thousand Trails, Inc. PIK Notes
                           ("Thousand Trails PIKs")

44,000 shares              Central Sprinkler Corp. Common Stock
                           ("Central Sprinkler Common")

110,500 shares             H.B. Fuller Co. Common Stock
                           ("H.B. Fuller Common")

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                                       2


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Five of the positions  acquired  during the quarter seem quite important for the
Fund, either presently or potentially. In any event, explanations of the reasons for the investments by TAVF ought to be helpful to Third Avenue shareholders interested in ascertaining why the Fund does what it does. These five positions are Alamo Common, Repap Common, PhyMatrix Subordinates, Imperial Common and Chiyoda Common.

ALAMO COMMON

Alamo Group is a leading manufacturer of high quality, tractor-mounted mowing and other vegetation maintenance equipment. For the nine months ended September 30, 1998, 49% of sales were identified as U.S. agriculture; 30% was industrial, mostly highway maintenance equipment; and the remainder of sales came from Europe which was supplied by Alamo's United Kingdom operations. The company is reasonably well financed. At TAVF's cost of around $12 per share, the Fund has acquired its interest in Alamo Common at around net asset value, and at around 10 times average annual earnings of the past five years. Current results are depressed because of the downturn in agriculture.

Alamo Group has entered into a contract with a firm specializing in Leveraged Buyouts ("LBOs") to sell out in a cash merger at a price that would realize for Alamo Common $18.50 per share. The LBO buyer is attempting to walk away from the merger deal which has a "drop-dead" date of March 31, 1999. It is uncertain whether the LBO buyer will be able to walk away free of all liabilities. If the merger does not close, the long-term prospects for Alamo Common seem reasonably good, especially since federal and state expenditures for highways seem likely to increase. Even if the merger does not close, Alamo Group probably is in "play"; and ought to be an attractive acquisition for others, both strategic buyers and financial buyers, at prices that would reflect substantial premiums over current market prices for Alamo Common.

REPAP COMMON

The analysis of Repap Enterprises, 19% of whose common stock was acquired by TAVF and Third Avenue Small-Cap Value Fund (the "Funds") for a total consideration of a little less than U.S. $7.4 million, is that the Funds have acquired a perpetual out-of-the money option with a huge appreciation potential. Put otherwise, the Funds are involved with the equivalent of an LBO of Repap Enterprises. Typically, in an LBO where, as is the case here, maximum amounts of corporate borrowings are used, the common stock is faced with a two to four year "window of vulnerability" until corporate indebtedness is paid down. If nothing goes wrong, the rewards to common shareholders tend to be huge. In the case of Repap Enterprises, such rewards would come from either increases in cash flows available for Repap Common, or the acquisition of Repap Enterprises by another paper company, or both.

Repap Enterprises, a Canadian corporation, operates a highly efficient, low-cost, coated paper mill in New Brunswick, Canada. Repap Enterprises enjoys a 9% share of the North American coated paper market, and an even larger share of the more desirable light coated paper market. Top management, in office only since mid 1997, seems truly first rate. But Repap Enterprises has too much debt-over U.S. $700 million. If I had to predict a precipitant cause for something to go wrong with the Funds' Repap investment during the next few years' "window of vulnerability", it would be that coated paper prices might decline materially from current depressed levels.


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                                       3

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As strictly  passive  investors,  the Funds never would have acquired the common stock of a company as poorly financed as Repap Enterprises is, no matter how cheap the price of Repap Common. Repap Common is not safe from an investment risk point of view. But the Funds are not to be wholly passive in regard to Repap Enterprises. Management believes that the Funds' management might be helpful advisers in connection with the long term rationalization of the Repap Enterprises' capital structure. Curtis Jensen, the co-Manager of Third Avenue Small-Cap Value Fund, has been asked to become a Director of Repap Enterprises.

The investment in Repap Common is a relatively small one, dollar-wise. The rewards, though, might be huge, if Repap Common can survive relatively undiluted during the "window of vulnerability" period.

PHYMATRIX SUBORDINATES

TAVF has acquired a 30.6% interest in PhyMatrix Subordinates at an average price of 50.54% of principal amount. The indicated yield-to-maturity is 26.7%; the current yield is 13.4%. It seems likely that the PhyMatrix Subordinates will remain performing loans through maturity, June 15, 2003. All indications are that this $100 million issue is currently well protected on a balance sheet basis. At this writing, there is only $9 million of bank debt in front of the PhyMatrix Subordinates, and management intends to retire that bank debt shortly. The best current evidence is that PhyMatrix will dispose of its discontinued operations, i.e., its Physician Practice Management ("PPM") businesses, at prices that will not be too great a discount from the $123 million carrying value for these discontinued operations as of October 31, 1998. At that date, the equity cushion, or net assets junior to the PhyMatrix Subordinates, amounted to $183 million on a book basis.

PhyMatrix, under new operating management, seeks to redeploy its assets from PPM into Site Management Organizations ("SMOs"). As an SMO operator, PhyMatrix hopes to become a significant industry factor in pharmaceutical contract research, specifically clinical trials site management and outcomes research; and also to manage physicians' networks.

As a purely passive investment, PhyMatrix Subordinates seem to be somewhat speculative. The issue contains little in the way of covenant protections; the liquidation of the PPM businesses probably has to have a cash value related to the $123 million carrying value; the investments in SMOs have to create earning power for the company; and management can dissipate assets by making distributions to the holders of PhyMatrix Common Stock ("PhyMatrix Common"). Management keeps making statements about buying in PhyMatrix Common at current depressed prices, a practice that could be harmful to PhyMatrix Subordinates. Management has not focused on the obvious; i.e., from the points of view of the Company itself, and long term holders of PhyMatrix Common, if PhyMatrix is to make distributions to junior security holders, it is probably much more judicious to make those distributions by buying in PhyMatrix Subordinates rather than buying in PhyMatrix Common, especially if PhyMatrix can avoid the payment of income taxes on cancellation of indebtedness income. (The sale of the PPM businesses ought to create losses for tax purposes).

While I think the PhyMatrix Subordinates are likely to remain performing loans over their life, TAVF has to be prepared to defend its interests if the PhyMatrix Subordinates become non-performing loans, or if management seeks to restructure the capitalization either out of court or in Chapter 11.


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                                       4


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Insiders are large shareholders of PhyMatrix. On December 30, 1998, the Chairman
of the Board owned 25.8% of the outstanding PhyMatrix Common. Assuming that the insiders want to preserve any value for PhyMatrix Common, then having a large percentage ownership of the PhyMatrix Subordinates makes the issue far less speculative for TAVF than would otherwise be the case.

The simple arithmetic of the PhyMatrix situation seems to be about as follows:

     1) No holder of PhyMatrix Subordinates, including TAVF, can be forced to give up rights to money payments for interest and principal when due (after a short grace period) outside of having the Company seek Bankruptcy Act relief, unless that individual holder of PhyMatrix Subordinates consents to give up rights to a money payment.

     2) 25%, or more, of the PhyMatrix Subordinates have standing to get the Indenture Trustee to take certain actions, especially in regard to events of default.

     3) If PhyMatrix were to file for Chapter 11 Relief, no Plan of Reorganization ("POR") which preserves value for PhyMatrix Common is likely to be approved without the affirmative vote of holders owning 2/3 in amount among PhyMatrix Subordinate holders who vote on a POR. Put otherwise, holders of 1/3 of the PhyMatrix Subordinates will have a veto over a POR which preserves value for PhyMatrix Common.

     4) An affirmative vote of 50% of the PhyMatrix Subordinates outstanding would be required to amend the PhyMatrix Indenture for relevant covenants other than money covenants. The Fund might be in a blocking position by withholding consents for covenant changes it did not like, or TAVF might encourage a solicitation seeking the revocation of consents.

IMPERIAL COMMON

In the TAVF view of the economy, there are always industries that are facing ultra depressed business conditions. The difference between the 1990's and the 1930's is not that industry-wide depressions do not occur regularly, but rather that in the 1990's, the depressions are relatively contained without domino effects. U.S. industries that are currently severely depressed include energy, agriculture, agriculture equipment, semiconductor equipment manufacturers, steel and mortgage-backed securities, especially those below investment grade. These depressions tend to result in the creation of attractive investment opportunities where common stocks can be acquired "cheap" and also "safe," provided the companies involved are well financed so that they enjoy unquestioned staying power, the depressed state of the industry notwithstanding. Investments along these lines by TAVF have included banks and real estate common stocks in the early 1990's, title insurance commons in 1993, broker-dealer commons in 1994, and California land interests in 1997. The Fund expanded its position in Imperial Common during the quarter. Imperial is a mortgage Real Estate Investment Trust ("REIT"). The Fund acquired Imperial Common on a basis where the discount from net asset value is around 40% and the indicated dividend return is around 15%. Other mortgage REITs seem available on an even more attractive statistical basis, but Imperial seems far and away to be the highest quality issue based both on the composition of its assets and its conservative capitalization.


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                                       5


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CHIYODA COMMON

The February 1-7 edition of "The Asian Wall Street Journal" carried this headline, "Toyota Aims for M&A at Home-First Strategy Is To Consolidate Loose Alliance of Japanese Affiliates". This newspaper article seems to confirm what members of Toyota Motor Corp ("Toyota") management have been saying in various public forums.

During the quarter, the Fund acquired Chiyoda Common at prices between 360 yen and 380 yen. Chiyoda is a high quality Japanese non-life insurer. Last fall Toyota increased its holdings in Chiyoda Common from a 37% interest to a 47% interest by acquiring Chiyoda Common at 500 yen, the then market price. Toyota indicated in a letter to us that in an M&A context it might have paid a different, and presumably higher, price than 500 yen. The net asset value attributable to Chiyoda Common is well in excess of 800 yen based on market prices for its securities portfolio after deducting deferred taxes on unrealized appreciation. Pre deferred taxes the net asset value exceeds 1,000 yen.

Toyoda Automatic Loom Works Common ("Toyoda Common") is the common stock of another Toyota affiliate which is owned by TAVF. The Fund's cost basis for its holdings of Toyoda Common is U.S. $17.12 per share. In an M&A context, a conservative valuation for Toyoda Common would be U.S. $25 to U.S. $30 per share.

Chiyoda Common and Toyoda Common look very much like pre-arbitrage deals. I would feel better about each investment had the corporations been incorporated in Delaware rather than Japan. But it seems likely that Toyota, a super-rich international company, is conscious of a need to be fair. If so, both Chiyoda Common and Toyoda Common ought to work out at substantial premiums over current market prices.

THE SELL SIDE

ValueVision traded briefly as if it were an internet common stock. We used that opportunity to sell whatever of our small position we could at those prices. Thousand Trails PIKs were called. In the cases of Central Sprinkler common and H.B. Fuller Common, I was worried that the businesses might be vulnerable to permanent impairments of capital.

INDEX FUNDS AND THE GENERAL MARKET

In terms of my own money, I have invested rather heavily in TAVF because I am enthusiastic about the underlying long term values represented in the Fund's portfolio. On the other hand, the general market scares me because of the lack of sound, underlying values. This view of mine is reflected in a recent article I wrote. A portion of that article is reprinted here. Any stockholders wanting the complete article ought to write to us to request a copy of the article, or download it from the TAVF website: www.thirdavenuefunds.com.


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                                        6

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INDEX FUNDS SEEM UNUSUALLY DANGEROUS FROM A LONG TERM POINT OF VIEW

The appreciation in market prices for the common stocks that make up the leading indexes have, in recent years, so far outstripped the growth in book value and earnings for the companies whose common stocks make up the indexes that these market prices seem now to be grossly out of line with corporate reality. Thus the possibilities for disaster. Here excellent past performance seems likely to be a harbinger of future under-performance insofar as one believes that over the long term, market prices for passively owned common stocks will have a relationship to underlying corporate fundamentals.

The managers of Third Avenue Funds do not predict the future but rather deal in probabilities. Probabilities are driven by securities prices as they relate to underlying corporate realities. It is our strong belief that the higher the current market prices relative to corporate fundamentals, the greater the investment risk; and the lower current market prices are relative to corporate fundamentals, the less the investment risk. We also believe that for an index, or almost any general aggregate for that matter, corporate fundamentals can be measured by accounting earnings and accounting net asset value per share, i.e. book value.

A principal reason why Third Avenue Fund deals in probabilities rather than in predictions is that predictions are so difficult to make. To predict that the prices represented by the S&P 500 Index will crater at a specific time, one has to visualize what the precipitant for such a scenario might be and when that catastrophic event might occur. Third Avenue is not very good at foreseeing precipitants, especially if timing is involved, and we doubt anyone else is much good at it either. Who could really have forecast the timing of the Asian collapse in 1997? Who could really have forecast the timing of sovereign defaults in Russia in 1998, the Mexican Peso devaluation in 1994, the US. Savings and Loan debacle in the mid-to-late 1980's, or the plunge in oil prices in 1982 and again in 1998?

The Third Avenue Funds use a balanced approach to analysis, initially measuring the quality of resources in a business as well as the quantity of resources acquired relative to market prices.

Quality and quantity of resources translate into return on equity. In using financial accounting as a tool to analyze individual companies, no particular number is emphasized by Third Avenue, but rather each accounting number is a function of, modified by, and derived from, all other accounting numbers. Thus book value is intimately related to earnings, and vice versa. Both are joined at the hip so to speak, in the concept of return on equity, or ROE. R is the earnings figure; E is the book value figure.

Financial accounting in the analysis of individual companies is always subject to adjustment. The most GAAP figures can represent in the analysis of an individual company are objective benchmarks which the analyst uses as a tool to reach opinions about economic reality, either in terms of flows, whether cash or earnings; or asset values, or both. However, financial accounting in the aggregate tends to be highly meaningful. It measures changes over time, the amount of resources in existence and flows, whether cash or earnings. For the aggregates, statistical errors that might exist for individual companies tend to even out.


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                                        7

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             THE STATISTICAL CASE DEMONSTRATING THAT PRICES FOR THE
                S&P 500 INDUSTRIAL HAVE OUTRUN CORPORATE REALITY

             MARKET PRICE AS A
               MULTIPLE OF                                EARNINGS
PERIOD         BOOK VALUE      PE RATIO     BOOK VALUE    PER SHARE      ROE*
------        -------------    --------      ---------    --------     -------
12/31/98          6.5x           32.3x       $188.11       $38.09       20.0%
12/31/97          5.1            18.6         190.12        39.72       21.8
12/31/95          3.5            18.3         174.33        33.60       22.2
12/31/90          2.2            19.2         153.01        21.73       14.8
12/31/87          1.8            14.1         126.82        17.50       13.8
12/31/82          1.3            11.1         112.46        12.64       11.6


*EPS for the year divided by book value at the end of the prior year

The significance of superlative past performance can be attributed to one of three factors. First, in the case of actively managed funds, it can be evidence of superior skills being brought into play by an active manager. Second, in the case of either actively managed funds or index funds, it can be evidence of superlative growth in underlying corporate fundamentals which growth is reflected in common stock prices. Third, in the case of either actively managed funds or index funds, it can be evidence that increases in common stock prices have outpaced increases in underlying corporate values. The third alternative seems to be the root cause for the excellent performance of the S&P 500 in recent years as is shown in the following table covering growth rates in market prices relative to growth rates in earnings and book values:

                                 COMPOUND ANNUAL
                          GROWTH RATES FOR THE S&P 500


                      MARKET PRICES      EPS       BOOK VALUE
                       -----------    ------        --------
1990-1998                 17.9%         7.3%           2.6%
1982-1998                 14.5          7.1            3.3


AT 6X BOOK VALUE FOR THE S&P 500 IT IS HARD TO MAKE THE NUMBERS WORK

It is hard to justify a 6x multiple of book unless one can postulate that either ROE for the index companies will increase to a number greater than 25%, or that companies in general will be able to issue massive new amounts of common stocks, either for cash or in a merger and acquisition transactions, at prices related to 6x book.


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                                       8


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From 1982  through  1998,  ROE's for the S&P 500 ranged  from a high of 22.2% in
1996 to a low of 10.6% in 1991. The average ROE for the 17 year period was 15.7%. However, for the 5 years through 1998, the average ROE was 21.0% and in no year was it below 20.0%.

Assuming a market  price of 6X Book,  PE ratios are as follows  based on various
ROEs:

    MARKET PRICE       BOOK           ROE          EPS        PE RATIO
    ------------       -----         -----        -----       --------
         $6             $1            25%          25(cent)     24.0x
          6              1            20           20 cent)     30.0
          6              1            15           15 cent)     40.0
          6              1            11           11 cent)     54.5


The 6x book value might well be justifiable assuming companies in the S&P 500 could increase their numbers of shares outstanding by 31.5% via the issuance of new shares at 5.25x book. In that instance book value would increase to $2.02 and EPS per share and PE ratios would be as follows at various ROEs:

    MARKET PRICE       BOOK           ROE          EPS        PE RATIO
    ------------       -----         -----        -----       --------
         $6            $2.02          25%          51(cent)     11.8x
          6             2.02          20           40(cent)     15.0
          6             2.02          15           30(cent)     20.0
          6             2.02          11           22(cent)     27.3


It seems unrealistic to suppose that on average the companies making up the S&P 500 would have such attractive access to capital markets that such a large amount of new equity capital could be raised at those prices. Alternatively, it seems questionable that companies in the aggregate would be able to maintain existing ROEs if massive new amounts of capital were injected into their businesses.

It is always possible that securities pricing for the common stocks that make up the S&P 500 have entered into a new era where greater capitalization rates will be given to earnings, and greater premiums will be assigned to book values, than historically has been the case. These enhanced valuations might persist, or even be improved upon, on a permanent or semi-permanent basis. Such a new era pricing scenario seems to be a possibility rather than a probability.

In contrast to this statistical picture for the S&P 500, many common stocks, especially well-capitalized small caps, currently seem to be priced at bargain prices relative to long term earnings prospects and current book values. This type of pricing in markets for passive, minority investments seems to occur frequently at times when the immediate earnings outlooks are poor. The semi-conductor equipment stocks Third Avenue Funds are currently acquiring seem to meet these


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                                       9

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                                [GRAPHIC OMITTED]

criteria. As a long term investor, Third Avenue is betting that the probabilities are for most of these companies that the next peak in earnings will be well in excess of historic peaks. Relevant statistics for these issues are as follows:

                                                                                      PE Ratio Based on
                                                                                       Current Price
                         PRICE          CASH/TOTAL     MARKET PRICE AS A MULTIPLE OF    TO PAST PEAK
ISSUER                 12/31/98        LIABILITIES%            BOOK VALUE                EARNINGS
------                 --------        ------------    -----------------------------  -----------------
ADE Corp.                $13                297%                   1.3x                     8.8x
AVX Corp.                 17                 53                    1.9                     10.8
C.P Clare Corp.            5                 26                    0.6                      5.3
Electroglas, Inc.         12                523                    1.3                      5.9
FSI Int'l., Inc.          10                 85                    1.1                      8.1
Silicon Valley Grp., Inc. 13                 89                    0.8                      6.3
SpeedFam Int'l., Inc.     17                471                    1.0                     10.2

We  recommend  to  investors  that they switch  holdings in the S&P 500 to Third
Avenue Funds or other funds that concentrate on Value Investing. Value investors, by definition, are conscious of the relationship of securities prices to corporate fundamentals. In value investing, asset allocation is driven more by price considerations and less by predicting outlooks.

I will write you again when the Semi-Annual Report is published.

Sincerely yours,


/s/ Martin J. Whitman
----------------------
Martin J. Whitman
Chairman of the Board

--------------------------------------------------------------------------------
                                       10

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                              AT JANUARY 31, 1999
                                  (UNAUDITED)

                     PRINCIPAL                                                                           % OF
                     AMOUNT ($)   ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 0.73%
                     4,516,467    Ford Credit Auto Owner Trust
                                  Series 1997-B Class A-2, Subordinated Bond,
                                  5.95% due 1/15/00                                   $ 4,521,368

                     4,797,022    Residential Funding Mortgage Securities Co., Inc.
                                  Series 1996-S9 Class A-12, 7.25% due 4/25/26          4,832,064

                     2,102,103    The Money Store Home Equity Trust
                                  Series 1992-A Class A, 6.95% due 1/15/07              2,099,212

                       301,093    The Money Store Home Equity Trust
                                  Series 1995-B Class A-3, 6.65% due 1/15/16              300,775
                                                                                      -----------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $11,757,293)                                   11,753,419     0.73%
                                                                                      -----------
----------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.45%
Oil Services         1,400,740    Cimarron Petroleum Corp. (c) (d)                      1,419,965     0.09%
Retail                                                                                -----------
                       295,370    Lechmere, Inc. Trade Claim (a) (c)                            0
                    13,000,000    Montgomery Ward Series I  8.37%,  7/15/02 (a) (c) *   1,300,000
                     8,571,364    Montgomery Ward Series C 9.24%, 3/15/03 (a) (c) *       857,136
                    10,000,000    Montgomery Ward Series F 9.81%, 3/15/03 (a) (c) *     1,000,000
                    26,606,561    Montgomery Ward Trade Claim (a) (c)                   2,660,656
                                                                                      -----------
                                                                                        5,817,792     0.36%
                                                                                      -----------
                                  TOTAL BANK AND OTHER DEBT
                                  (Cost $22,574,444)                                    7,237,757
                                                                                      -----------
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.70%
Lasers - Systems /  15,000,000    Cymer, Inc.  3.5%, due 8/6/04                        13,275,000     0.82%
Components                                                                            -----------

Medical Management  30,537,000    PhyMatrix Corp.  6.75%, due 6/15/03                  14,161,534     0.88%
Services                                                                              -----------
                                  TOTAL CONVERTIBLE BONDS
                                  (Cost $24,577,959)                                   27,436,534
                                                                                      -----------

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                                       11


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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT JANUARY 31, 1999
                                  (UNAUDITED)

                     PRINCIPAL                                                                           % OF
                     AMOUNT ($)   ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.40%
Bermuda Based          6,428,575    CGA Special Account Trust (b) (c)                   $ 6,428,575     0.40%
Financial Institutions                                                                  -----------

                                    TOTAL CORPORATE BONDS
                                    (Cost $6,428,575)                                     6,428,575
                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) - 1.29%
Planned Amortization  17,907,101    Fannie Mae
Classes                             Series 1998-16 PA, 6.00% due 4/18/09                 17,949,630

                       2,927,006    Fannie Mae
                                    Series G92-65 E, 6.50% due 12/25/16                   2,922,777
                                                                                        -----------
                                    TOTAL GOVERNMENT AGENCY BONDS
                                    (Cost $20,848,195)                                   20,872,407     1.29%
                                                                                        -----------

                       SHARES
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 93.02%
Annuities & Mutual Fund  163,300    John Nuveen & Co., Inc. Class A                       6,113,544
Management & Sales       508,000    Liberty Financial Companies, Inc.                    12,763,500
                                                                                        -----------
                                                                                         18,877,044     1.17%
                                                                                        -----------
Apparel Manufacturers    150,000    Kleinerts, Inc. (a) (c)                               2,700,000     0.17%
                                                                                        -----------
Bermuda Based            838,710    CGA Group, Ltd. (a) (b) (c)                                   0
Financial Institutions    91,999    Cobalt Holdings, LLC (c)                                    920
                         118,449    ESG Re, Ltd. (a)                                      2,102,470
                          85,917    LaSalle Re Holdings, Ltd.                             1,589,464
                         912,442    St. George Holdings, Ltd. Class A (a) (b) (c)            91,244
                           7,549    St. George Holdings, Ltd. Class B (a) (b) (c)               755
                                                                                        -----------
                                                                                          3,784,853     0.23%
                                                                                        -----------
Building Products        250,000    Cummins Engine Co., Inc.                              9,500,000
& Related                125,400    Tecumseh Products Co. Class A (b)                     5,603,813
                         417,300    Tecumseh Products Co. Class B (b)                    18,309,037
                                                                                        -----------
                                                                                         33,412,850     2.07%
                                                                                        -----------

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                                       12

--------------------------------------------------------------------------------

                              [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT JANUARY 31, 1999
                                  (UNAUDITED)

                                                                                                         % OF
                     SHARES       ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Business Development    72,445    Capital Southwest Corp.                             $ 6,302,715     0.39%
Companies                                                                             -----------

Computers,  Networks   800,000    3Com Corp. (a)                                       37,600,000
& Software             365,000    Electronics for Imaging, Inc. (a)                    13,140,000
                       391,200    NCR Corp. (a)                                        19,071,000
                       100,000    Novell, Inc. (a)                                      2,037,500
                                                                                      -----------
                                                                                       71,848,500     4.44%
                                                                                      -----------
Depository Institutions 53,000    Astoria Financial Corp.                               2,424,750
                       123,237    BankAtlantic Bancorp, Inc. Class A                    1,070,621
                       147,034    Bankers Trust New York Corp.                         12,791,958
                       218,500    Carver Bancorp, Inc. (b)                              1,679,719
                        39,500    CNY Financial Corp.                                     429,562
                        61,543    Commercial Federal Corp.                              1,407,796
                       197,307    Golden State Bancorp., Inc. (a)                       3,687,175
                        53,480    Golden State Bancorp., Inc. Warrants, 9/17/00 (a)       608,335
                       197,307    Golden State Bancorp, Inc. Litigation
                                   Tracking Warrants (a)                                  832,379
                        60,000    Letchworth Independent Bancshares Corp.                 930,000
                       155,952    Marshall & Ilsley Corp.                               9,240,156
                        69,566    Peoples Heritage Financial Group, Inc.                1,252,188
                                                                                      -----------
                                                                                       36,354,639     2.25%
                                                                                      -----------
Financial Insurance    200,000    Ambac Financial Group, Inc.                          11,962,500
                       133,900    Capital Re Corp.                                      2,435,306
                       608,500    Enhance Financial Services Group, Inc.               15,212,500
                     1,000,000    Financial Security Assurance Holdings, Ltd.          54,937,500
                       394,673    MBIA Inc.                                            25,875,749
                                                                                      -----------
                                                                                      110,423,555     6.83%
                                                                                      -----------


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                                       13

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)

                                                                                                         % OF
                     SHARES       ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMMON STOCKS AND WARRANTS (CONTINUED)
Financial Services      26,208    Associates First Capital Corp. Class A              $ 1,063,062     0.07%
                                                                                      -----------
Food Manufacturers     328,000    J & J Snack Foods Corp. (a)                           7,954,000
& Purveyors             95,000    Premark International, Inc.                           3,253,750
                       172,200    Sbarro, Inc.                                          4,617,113
                       109,100    Weis Markets, Inc.                                    4,159,437
                                                                                      -----------
                                                                                       19,984,300     1.24%
                                                                                      -----------
Holding Companies       50,000    Aristotle Corp. (a)                                     353,125     0.02%
                                                                                      -----------
Industrial Equipment   250,000    Alamo Group, Inc.                                     3,000,000     0.19%
                                                                                      -----------
Industrial - Japan   2,200,000    Toyoda Automatic Loom Works, Ltd.                    38,596,468     2.39%
                                                                                      -----------
Insurance Holding      200,678    ACMAT Corp. Class A (a) (b)                           3,097,967
Companies              384,750    American International Group, Inc.                   39,605,203
                       803,669    Danielson Holding Corp. (a) (b) (c)                   3,616,510
                        50,000    Fund American Enterprises Holdings, Inc.              7,287,500
                       648,200    Leucadia National Corp.                              19,446,000
                       438,300    Risk Capital Holdings, Inc. (a)                       8,985,150
                         5,490    Sen-Tech International Holdings, Inc. (a) (c)         2,745,000
                                                                                      -----------
                                                                                       84,783,330     5.24%
                                                                                      -----------
Life Insurance         434,536    Reliastar Financial Corp.                            18,006,086     1.11%
                                                                                      -----------
Manufactured Housing    89,000    Liberty Homes, Inc. Class A                             901,125
                        40,000    Liberty Homes, Inc. Class B                             477,500
                        16,875    Palm Harbor Homes, Inc. (a)                             477,773
                                                                                      -----------
                                                                                        1,856,398     0.11%
                                                                                      -----------
Media                  124,400    ValueVision International, Inc. Class A (a)           1,150,700     0.07%
                                                                                      -----------
Medical Supplies        81,400    Acuson Corp. (a)                                      1,088,725
& Services             135,500    Analogic Corp.                                        5,403,063
                       342,300    Datascope Corp. (a)                                   6,974,362
                     1,125,000    Hologic, Inc. (a)                                    14,484,375


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                                       14

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)

                                                                                                         % OF
                     SHARES       ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Medical Supplies       167,429    Medtronic, Inc.                                    $ 13,341,998
& Services (continued) 913,900    Protocol Systems, Inc. (a) (b)                        6,854,250
                        90,750    St. Jude Medical, Inc. (a)                            2,365,172
                                                                                      -----------
                                                                                       50,511,945     3.12%
                                                                                      -----------

Membership Sports &    237,267    Thousand Trails, Inc. (a)                             1,171,506     0.07%
Recreation Clubs                                                                      -----------


Mortgage Insurance     152,800    CMAC Investment Corp.                                 6,704,100     0.41%
                                                                                      -----------
Motor Vehicles &        50,000    Ford Motor Co.                                        3,071,875     0.19%
Cars' Bodies                                                                          -----------


Natural Resources &  1,160,000    Alexander & Baldwin, Inc.                            23,453,692
Real Estate            474,300    Avatar Holdings, Inc. (a) (b)                         9,130,275
                       179,600    Catellus Development Corp. (a)                        2,761,350
                        31,000    Consolidated-Tomoka Land Co.                            449,500
                       550,000    Forest City Enterprises, Inc. Class A                13,921,875
                         7,500    Forest City Enterprises, Inc. Class B                   189,844
                       955,000    Imperial Credit Commercial Mortgage
                                   Investment Corp.                                     9,132,187
                     1,180,336    Koger Equity, Inc.                                   18,000,124

                        14,600    LNR Property Corp.                                      312,075
                           846    Public Storage, Inc.                                     21,520
                       238,200    St. Joe Co.                                           5,299,950
                     3,045,508    Tejon Ranch Co. (b) (c)                              52,776,857
                                                                                      -----------
                                                                                      135,449,249     8.38%
                                                                                      -----------

Non-Life
Insurance-Japan      7,319,000    Mitsui Marine & Fire Insurance Co., Ltd.             37,765,715
                     6,056,000    The Chiyoda Fire & Marine Insurance Co., Ltd.        20,155,406
                     5,316,000    The Nissan Fire & Marine Insurance Co., Ltd.         14,172,334
                     3,246,000    The Sumitomo Marine & Fire Insurance Co., Ltd. (a)   19,205,768



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                                       15

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)

                                                                                                             % OF
                          SHARES       ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Non-Life                  1,020,800    The Tokio Marine & Fire Insurance Co., Ltd.,
Insurance-Japan                        Sponsored ADR                                      $ 58,185,600
(continued)               3,000,000    The Yasuda Fire & Marine Insurance Co., Ltd.         15,273,469
                                                                                           -----------
                                                                                           164,758,292    10.19%
                                                                                           -----------
Oil Services              1,875,000    Nabors Industries, Inc. (a)                          23,437,500     1.45%
                                                                                           -----------
Paper &                 126,605,679    Repap Enterprises Inc. (a) (b)                       10,128,454     0.63%
Related Products                                                                           -----------

Security Brokers,           223,600    Jefferies Group, Inc.                                11,725,025
Dealers &                   893,332    Legg Mason, Inc.                                     26,576,627
Flotation Companies       1,181,250    Raymond James Financial, Inc.                        22,517,578
                                                                                           -----------
                                                                                            60,819,230     3.76%
                                                                                           -----------
Semiconductor               728,900    ADE Corp. (a) (b)                                    10,432,381
Equipment Manufacturers      25,000    AG Associates, Inc. (a)                                 132,813
and Related                 400,000    Applied Materials, Inc. (a)                          25,275,000
                          1,748,000    AVX Corp.                                            27,094,000
                          1,004,500    C.P. Clare Corp. (a) (b)                              6,654,812
                          1,600,300    Electro Scientific Industries, Inc. (a) (b)          66,212,412
                          1,882,500    Electroglas, Inc. (a) (b)                            31,531,875
                          2,820,900    FSI International, Inc. (a) (b)                      39,316,294
                            631,700    GaSonics International Corp. (a)                      7,738,325
                            369,200    KLA-Tencor Corp. (a)                                 21,321,300
                            376,400    Lam Research Corp. (a)                               14,444,350
                            300,000    Photronics, Inc. (a)                                  7,725,000
                          4,234,800    Silicon Valley Group, Inc. (a) (b)                   69,609,525
                          1,605,000    SpeedFam International, Inc. (a) (b)                 33,504,375
                            663,200    Veeco Instruments, Inc. (a) (b)                      36,393,100
                            262,500    Zygo Corp. (a)                                        2,887,500
                                                                                           -----------
                                                                                           400,273,062    24.76%
                                                                                           -----------


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                                       16

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)

                                                                                                         % OF
                     SHARES       ISSUES                                                    VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Small-Cap Technology        108,750    AFC Cable Systems, Inc. (a)                       $   3,833,438
                          1,109,900    American Physicians Service Group, Inc. (a) (b)       5,549,500
                            455,400    Boston Communications Group, Inc. (a)                 4,497,075
                            230,000    Evans & Sutherland Computer Corp. (a)                 3,895,625
                             81,500    FDP Corp.                                             1,242,875
                          1,924,200    Glenayre Technologies, Inc. (a)                       9,621,000
                            299,000    Hypercom Corp. (a)                                    3,830,938
                            140,600    H & Q Life Sciences Investors                         1,775,075
                            154,800    Integrated Systems, Inc. (a)                          2,012,400
                            300,000    Interphase Corp. (a) (b)                              2,400,000
                            412,200    Planar Systems, Inc. (a)                              3,787,088
                             53,600    Sparton Corp. (a)                                       398,650
                            612,000    Texas Micro, Inc. (a)                                 2,983,500
                            306,900    Vertex Communications Corp. (a) (b)                   5,370,750
                                                                                         -------------
                                                                                            51,197,914     3.17%
                                                                                         -------------
Title Insurance           3,000,000    First American Financial Corp. (b)                   91,687,500
                            975,700    Stewart Information Services Corp. (b)               52,199,950
                                                                                         -------------
                                                                                           143,887,450     8.90%
                                                                                         -------------
                                       TOTAL COMMON STOCKS AND WARRANTS
                                        (Cost $1,057,663,008)                            1,503,908,202
                                                                                         =============

-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.53%

Bermuda Based               247,068    CGA Group, Ltd., Series A (b) (c)                     6,176,701
Financial Institutions      171,429    CGA Group, Ltd., Series B (b) (c)                     2,507,999
                                                                                         -------------
                                                                                             8,684,700     0.53%
                                                                                         -------------

Insurance Companies           4,775    Ecclesiastical Insurance, 8.625%                         10,355     0.00%
                                                                                         -------------
                                       TOTAL PREFERRED STOCK
                                        (Cost $10,472,222)                                   8,695,055
                                                                                         -------------

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                                       17

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)

                           SHARES OR
                           INVESTMENT                                                                           % OF
                           AMOUNT        ISSUES                                                    VALUE     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 1.93%

Bermuda Based             $2,215,000     ESG Partners, LP (c)                               $  2,044,427     0.13%
Financial Institutions                                                                      ------------


Financial Insurance      $15,000,000     American Capital Access Holdings, LLC (c)            15,000,000
                            $190,000     Insurance Partners II Equity Fund, LP                   190,000
                                                                                            ------------
                                                                                              15,190,000     0.94%
                                                                                            ------------
Foreign Currency Swap    $50,000,000     Bear Stearns Currency Swap,
Contracts                                Termination Date 10/26/99 (c) (h)                       659,079     0.04%
                                                                                             -----------

Foreign Option          $100,000,000     Japanese Yen April 1999 Put Options (c) (e)              43,125
Contracts                $50,000,000     Japanese Yen June 1999 Put Options (c) (f)               85,000
                         $15,000,000     Japanese Yen January 2000 Put Options (c) (g)           407,813
                                                                                             -----------
                                                                                                 535,938     0.03%
                                                                                             -----------
Insurance Holding         $3,722,756     Head Insurance Investors LP (c)                       3,722,756
Companies                        100     HIPI Holdings, Inc. (c)                               1,267,448
                                                                                             -----------
                                                                                               4,990,204     0.31%

                                                                                             -----------
Money Market Funds        $7,749,755     Dreyfus Cash Management                               7,749,755     0.48%
                                                                                             -----------
                                         TOTAL OTHER INVESTMENTS
                                         (Cost $32,912,044)                                   31,169,403
                                                                                             -----------

--------------------------------------------------------------------------------
                                       18

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)


                     PRINCIPAL                                                                        % OF
                     AMOUNT ($)   ISSUES                                                     VALUE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 0.20%

                    $1,780,000    U.S. Treasury Bill 4.39%, 11/12/99 (i)           $    1,719,619
                     1,564,000    U.S. Treasury Bill 4.28%, 12/09/99 (i)                1,505,631
                                                                                   --------------
                                  TOTAL U.S. TREASURY BILLS                             3,225,250     0.20%
                                  (Cost $3,225,325)                                --------------

                                  TOTAL INVESTMENT PORTFOLIO -- 100.25%             1,620,726,602
                                  (Cost $1,190,459,065)                            --------------

                                  LIABILITIES NET OF CASH
                                  AND OTHER ASSETS - (0.25%)                           (4,015,331)
                                                                                   --------------

                                  NET ASSETS - 100.00%                             $1,616,711,271
                                                                                   ==============
                                  (Applicable to 48,724,419
                                  shares outstanding)

                                  NET ASSET VALUE PER SHARE                                $33.18
                                                                                           ======

Notes:

(a) Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) 100 million U.S. Dollar notional amount may be exercised on April 17, 1999 to sell 14.4 billion Japanese Yen at a strike price of 143.78.

(f) 50 million U.S. Dollar notional amount may be exercised on June 8, 1999 to sell 7.5 billion Japanese Yen at a strike price of 150.45.
(g) 15 million U.S. Dollar notional amount may be exercised on January 10, 2000 to sell 1.9 billion Japanese Yen at a strike price of 125.00.
(h) The Fund is selling 5.9 billion Yen and paying an interest rate of 0.14% in exhange for 50 million U.S. Dollars and an interet rate of 4.63%.
(i) Security segregated for future Fund commitments. * Issuer in default.

ADR:  American Depository Receipt.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


                       THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At January 31, 1999, the end of the first fiscal quarter of 1999, the unaudited net asset value attributable to the 12,834,763 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $11.91, compared with the Fund's audited net asset value at October 31, 1998 of $10.66. At February 19, 1999, the unaudited net asset value was $11.11.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established a new position in the common stock of one company, added to nine of its 42 existing positions, and reduced or eliminated its holdings in three companies. At January 31, 1999, Small-Cap Value held positions in 42 companies, the top 10 positions of which accounted for approximately 39% of the Fund's net assets. At quarter's end, approximately 13% of the Fund's assets were in cash.

NUMBER OF SHARES                            NEW POSITIONS ACQUIRED
13,000,000                                  Repap Enterprises Inc. Common Stock
                                            ("Repap Common")

                                            INCREASES IN EXISTING POSITIONS

115,900                                     Alamo Group, Inc. Common Stock
                                            ("Alamo Common")

3,500                                       Avatar Holdings, Inc. Common Stock
                                            ("Avatar Common")

20,000                                      Capital Re Corp. Common Stock
                                            ("Capital Re Common")

7,500                                       Deltic Timber Corp. Common Stock
                                            ("Deltic Common")

16,600                                      Evans & Sutherland Computer Corp.
                                            Inc. Common Stock ("E&S Common")

2,500                                       Hologic, Inc. Common Stock
                                            ("Hologic Common")

15,000                                      HomeBase, Inc. Common Stock
                                            ("HomeBase Common")

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

NUMBER OF SHARES                            INCREASES IN EXISTING POSITIONS
20,000                                      Koger Equity, Inc. Common Stock
                                            ("Koger Common")

7,500                                       Sparton Corp. Common Stock
                                            ("Sparton Common")

                                            DECREASES IN EXISTING POSITIONS

228,700                                     ValueVision International, Inc.
                                            Common Stock ("ValueVision Common")

111,000                                     Xircom, Inc. Common Stock
                                            ("Xircom Common")

                                            POSITIONS ELIMINATED

29,800                                      Summa Four, Inc. Common Stock
                                            ("Summa Common")

To paraphrase one investor for whom I have a great deal of respect: we don't get paid for activity, we get paid to be right. It's too early to tell about the latter half of that statement, but Small-Cap Value was relatively quiet during the most recent quarter. We added one new position, Repap Enterprises, which merits a bit of discussion. I wasn't sure I would ever find myself in the paper business, but the Fund was offered an interesting opportunity in Repap's common stock. Small-Cap Value, along with Third Avenue Value Fund, purchased approximately 19% of Repap's outstanding common stock from the company's largest shareholder. With its main assets located in New Brunswick, Canada, Repap is a major integrated producer of coated groundwood paper with an approximate 9% share of North American capacity. Repap's paper products are used for magazines, catalogs, advertising inserts and direct mail advertising materials.

The company has very attractive assets, including a first rate management team, and is probably the low cost producer in North America. Nevertheless, this investment is unusual - even unique - for us because the company has a highly leveraged balance sheet. Put bluntly, the left-hand side of the balance sheet is excellent, the right-hand side stinks. To top it off, conditions in the paper markets are ultra depressed. For those of you familiar with leveraged buyouts ("LBOs"), this investment comes pretty close. The combination of a heavy debt load and tough industry conditions has management working very hard, however, watching every penny. (Skating on a razor's edge, as Repap management must, tends to focus management's attention, one of the "nice" things from an investor's perspective about an investment in an LBO). If management can continue to operate as it has and begin to retire its debt load, then our investment should do very well.

Small-Cap Value continued its sales of Xircom Common and Summa Four Common for the same reasons outlined in our last quarterly letter. We also sold part of our stake in ValueVision Common after "Internet Fever" temporarily overtook ValueVision's stock price. Apparently, on news that ValueVision may have an opportunity to do business over


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                                       21


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                                [GRAPHIC OMITTED]



the Internet, its share price doubled and then almost tripled in a single day, pushing the stock's value, in our view, way beyond the economic value of the business, certainly within any time frame that we cared about. The stock retreated to more reasonable levels and, for the moment at least, our sales program has ceased.

GETTING MUGGED IN COMMON STOCKS: A CASE STUDY IN POOR CORPORATE MANAGEMENT

Yogi Berra used to say about baseball that "90% of the game is half mental." The same might be said about corporate management and successful investing. More often than not successful investing relies on making a reasonably accurate appraisal of a company's management team. Accurate assessments of management are not only one of the most important parts of successful investing, but also one of the hardest. As the following case illustrates, our disappointing investment in Shiva Corporation Common Stock probably owes much to terrible management.

We currently own 244,800 shares of Shiva Common Stock at an average price of $10. In October, 1998 Intel announced that it had reached an agreement to acquire Shiva for $6 per share in cash - a "takeunder," in the parlance, for us as well as many Shiva shareholders.

Our investment thesis for Shiva, in summary, rested on: 1) a balance sheet with $100 million in net cash, representing about 1/3 of the company's total market value, which would either catch the fancy of an acquirer or eventually get channeled by the company into higher and better purposes; 2) the company's award winning technology with the imprimatur of some blue chip corporate customers; 3) a strong presence in the high-growth data networking industry, an industry that, despite its growth, was consolidating like crazy; and 4) the large spread that seemed to exist between Shiva's corporate value and the values found in both the public stock market and takeover values.

These positive attributes notwithstanding, a number of challenges loomed. First and foremost, the industry was dominated by 800 pound gorillas like Cisco and Lucent who could offer one-stop shopping to their customers and who benefited from high-priced stocks that were being used as currency to outbid competitors for the most attractive, technology-rich properties. As importantly, Shiva had been losing money and its base business was beginning to erode.

To help chart a new course, Shiva hired a new CEO, Jim Zucco, a Lucent Technologies' alumnus, who promised to enhance the value of the company's prospects. Subsequent to our purchases, Shiva used some of its excess cash to acquire another business that also appeared to create value for the company. We believed, correctly, that trends in the industry suggested that the smaller players were likely to get acquired and that our exit from Shiva would probably come in the form of a takeover. In all of this, what we did not appreciate was management's utter disregard for its shareholder constituency.

A number of interesting artifacts emerge from Shiva's proxy statement. Some of the more salient of these, which support my views about management, are outlined below.

     o INADEQUATELY BANKED FROM A SHAREHOLDER PERSPECTIVE. Shiva management reported that its investment banker had "approached a number of other companies as to the possibility of acquiring the company." Yet Shiva had only engaged its banker on October 2, 1998, roughly two weeks before the deal with Intel was signed and announced. Is it plausible that Shiva's bankers could have done an adequate job of shopping the company given only two weeks?


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                                       22


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                                [GRAPHIC OMITTED]


     o THE $336 MILLION QUESTION. Shiva's banker had published research on the company in late July, just two and a half months before the deal was struck, which called for a "price target"of $17. The report specifically cited "strong management engineering a turn-around" and "a sizeable installed base" that "gives Shiva a unique position in the market." Is it conceivable that the same firm can, on the one hand tell public investors that a company is worth $17 per share and, on the other, advise the company's board only a short time later that $6 per share is a fair price for the company? Where could the $336 million - the difference between $17 and $6, based on Shiva's 30.5 million shares outstanding - have gone?

     o TYPE OF CONSIDERATION MATTERS. Shiva's banker stated that it had reviewed premiums paid - the premium paid over the then current market prices -- in 214 other technology transactions. Of these, it was reported that only 37 were cash purchase transactions. Given that the overwhelming majority of deals were done for stock, why did Shiva's management elect to take cash instead of, most obviously, Intel stock? Particularly when the transaction, as proposed, would be a taxable event! Normally, cash deals carry lower premiums than do stock or paper deals since paper carries with it some uncertainty. It's likely then that Shiva management could have negotiated a higher premium had the consideration been in the form of Intel stock rather than cash.

     o STOCK FOR ME, CASH FOR YOU. While the choice of consideration precluded Shiva's outside shareholders from participating in any appreciation in Intel's stock, and probably reduced the premium paid, Shiva's management nonetheless elected to take Intel stock for themselves in exchange for their worthless Shiva options.

     o PREMIUM, SCHMEMIUM. Finally, Shiva management negotiated the sale of the company during September and October, 1998, a time of extreme duress in the public stock and bond markets. (Readers will recall that the S&P 500 and the Nasdaq Composite were down 20% and 30%, respectively, from their summer highs through early October.) Put simply, management gave the company away at a distressed price. Premium analysis goes out the window, or should get weighted very lightly, during times of extreme market conditions. At the very least, Shiva's management ought to consider asking its banker to update its fairness opinion to reflect today's market conditions - not the almost unique conditions experienced during September and October.

It's difficult to understand a management that would sell its company at a price and for consideration that means losses for what I believe is the majority of its shareholders, despite a banker's "fairness" opinion. I would recommend that Shiva get a new fairness opinion, renegotiate with Intel or identify a new suitor.

Perhaps the majority of Shiva's shareholders do feel as if they have been mugged. If so, they might remember that as they vote their proxies for the shareholder meeting on February 26, 1999.


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                                       23


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                                [GRAPHIC OMITTED]



Fortunately, our experience with Shiva is more the exception than the rule. Our experiences with Xircom and Summa Four, for example, both of which operate in industries related to Shiva's, have been most gratifying and illustrate that our investment discipline continues to work well.

I look forward to writing you again when we publish our Semi-Annual Report dated April 30, 1999.

Sincerely,


/s/ Curtis Jensen
--------------------------
Curtis Jensen
Co-manager, Third Avenue Small-Cap Value Fund


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                                       24


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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 1999
                                   (UNAUDITED)


                                                                                                       % OF
                        SHARES     ISSUES                                                    VALUE    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -  87.44%

Construction-Japan     431,900    Sawako Corp., Sponsored ADR                         $ 2,402,444     1.57%
                                                                                      -----------
Financial Insurance     45,000    Capital Re Corp.                                        818,438
                        60,300    Financial Security Assurance Holdings Ltd.            3,312,731
                       113,324    MBIA Inc.                                             7,429,805
                                                                                      -----------
                                                                                       11,560,974     7.56%
                                                                                      -----------
Industrial Equipment   143,500    Alamo Group, Inc. (b)                                 1,722,000     1.12%
                                                                                      -----------
Life Insurance         179,000    FBL Financial Group, Inc. Class A                     3,870,875     2.53%
                                                                                      -----------
Manufactured Housing   184,300    Skyline Corp.                                         5,667,225     3.70%
                                                                                      -----------
Media                  180,000    ValueVision International, Inc. Class A (a)           1,665,000     1.09%
                                                                                      -----------
Medical Supplies        10,000    Acuson Corp. (a)                                        133,750
& Services             112,500    Hologic, Inc (a)                                      1,448,437
                       278,000    Protocol Systems, Inc. (a) (b)                        2,085,000
                                                                                      -----------
                                                                                        3,667,187     2.40%
                                                                                      -----------
Natural Resources &    187,500    Alexander & Baldwin, Inc.                             3,791,006
Real Estate            241,400    Alico, Inc.                                           4,435,725
                       238,500    Avatar Holdings, Inc. (a ) (b)                        4,591,125
                       126,900    Cabot Industrial Trust                                2,506,275
                       234,300    Deltic Timber Corp.                                   5,593,912
                       206,000    Koger Equity, Inc.                                    3,141,500
                       200,000    Tejon Ranch Co. (d)                                   3,465,882
                     1,104,700    The TimberWest Forest Corp. (Canada)                  6,727,444
                                                                                      -----------
                                                                                       34,252,869    22.40%
                                                                                      -----------

Non-Life             2,425,000    The Nissan Fire & Marine Insurance Co., Ltd.          6,464,994     4.23%
Insurance-Japan                                                                       -----------

Paper & Related     13,000,000    Repap Enterprises Inc. (a)                            1,040,000     0.68%
Products                                                                              -----------


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                                       25

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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)



                                                                                                           % OF
                        SHARES     ISSUES                                                        VALUE    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Retail                      426,100    HomeBase, Inc. (a) (b)                              $ 2,849,544
                            261,700    Value City Department Stores, Inc. (a)                3,042,262
                                                                                           -----------
                                                                                             5,891,806      3.85%
                                                                                           -----------

Semiconductor               520,000    C.P. Clare Corp. (a) (b) (c)                          3,445,000
Equipment Manufacturers     154,500    Electroglas, Inc. (a)                                 2,587,875
and Related                 417,400    FSI International, Inc. (a)                           5,817,513
                            164,200    Silicon Valley Group, Inc. (a)                        2,699,038
                            309,200    SpeedFam International, Inc. (a) (b)                  6,454,550
                                                                                           -----------
                                                                                            21,003,976     13.74%
                                                                                           -----------
Technology                  275,000    ACT Networks, Inc. (a)                                4,073,438
                             25,000    Bel Fuse, Inc. Class A (a)                              990,625
                             40,700    Bel Fuse, Inc. Class B (a) (b)                        1,444,850
                            117,400    Boston Communications Group, Inc. (a)                 1,159,325
                            326,900    Centigram Communications Corp. (a)                    3,371,156
                            133,200    Evans & Sutherland Computer Corp. (a) (b)             2,256,075
                            257,300    Glenayre Technologies, Inc. (a) (b)                   1,286,500
                            161,500    PictureTel Corp. (a)                                  1,448,445
                            370,300    Planar Systems, Inc. (a)                              3,402,131
                            101,500    Rofin-Sinar Technologies, Inc. (a) (b)                  888,125
                            244,800    Shiva Corp. (a)                                       1,430,538
                            122,000    Sparton Corp. (a)                                       907,375
                            490,600    SpecTran Corp. (a) (b) (c)                            2,698,300
                            129,400    Xircom, Inc. (a)                                      5,855,350
                                                                                           -----------
                                                                                            31,212,233     20.41%
                                                                                           -----------
Title Insurance             108,000    First American Financial Corp.                        3,300,750      2.16%
                                                                                           -----------
                                       TOTAL COMMON STOCKS
                                       (Cost $140,302,372)                                 133,722,333
                                                                                           -----------

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                                       26


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--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1999
                                   (UNAUDITED)



                             PRINCIPAL                                                                         % OF
                             AMOUNT($)    ISSUES                                                    VALUE    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.08%

Foreign Option Contracts     7,000,000    Canadian Dollar July 1999 Put Options (d) (e)     $     125,825
                            10,000,000    Japanese Yen February 1999 Put Options (d) (f)                0
                                                                                            -------------
                                          TOTAL OTHER INVESTMENTS
                                          (Cost $197,900)                                         125,825     0.08%
                                                                                            -------------

-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 12.50%

Repurchase Agreements19,109,307           Bear Stearns 4.73%, due date February 1, 1999 (g)    19,109,307    12.50%
                                                                                            -------------
                                          TOTAL SHORT TERM INVESTMENTS
                                          (Cost $19,109,307)

                                          TOTAL INVESTMENT PORTFOLIO - 100.02%
                                          (Cost $159,609,579)                                 152,957,465
                                                                                            -------------

                                          Liabilities Net of Cash
                                          AND OTHER ASSETS - (0.02%)                              (35,730)
                                                                                            -------------

                                          NET ASSETS - 100.00%                              $ 152,921,735
                                          (Applicable to 12,834,763                         =============
                                          shares outstanding)

                                          NET ASSET VALUE PER SHARE                                $11.91
                                                                                                   ======

Notes:

  (a) Non-income producing securities.
  (b) Securities whole or in part on loan: At January 31, 1999 the value of securities on loan was $8,974,660 (equating to 5.87% of net assets.)
  (c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
  (d) Restricted/fair valued securities.
  (e) 7 million U.S. Dollar notional amount may be exercised on July 2,1999 to sell 10.6 million Canadian Dollars at a strike price of 1.52.
  (f) 10 million U.S. Dollar notional amount may be exercised on February 2, 1999 to sell 1.4 billion Japanese Yen at a strike price of 136.50.
  (g) Repurchase agreement collateralized by:
                 Southern Pacific Securities, Inc., par value $38,875,000, 5.87%, matures 5/25/27: market value $18,013,712 Bear Sterns Mortgage Securities, Inc., par value $1,490,000, 6.81%, matures 6/25/30: market value $1,458,529.

ADR:  American Depository Receipt.


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                                       27


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                               [GRAPHIC OMITTED]


                          THIRD AVENUE HIGH YIELD FUND

Dear Fellow Shareholders:

At January 31, 1999, the unaudited net asset value attributable to the 929,310 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.58 per share. This compares with an audited net asset value of $8.50 per share at October 31, 1998, and a net asset value at February 12, 1998, the inception date of the Fund, of $10.00 per share. From February 12, 1998, through December 31, 1998, the most recent dividend date, the Fund has paid a total of $0.463 per share in dividends, representing income received from the Fund's holding of fixed income securities. At February 19, 1999, the unaudited net asset value was $9.22 per share.

QUARTERLY ACTIVITY

During the first quarter of fiscal 1999, the Fund made a small reduction in one holding, as shown below.

PAR VALUE                                   REDUCTION IN EXISTING POSITION
-------                                     ----------------------
$100,000                                    Alpharma, Inc. 5.75% due 4/01/05

We reduced this position because the percentage of total portfolio assets which the issue represented had increased from its initial purchase weighting, as a result of substantial price appreciation. By lowering the size of our investment, we reduced its weighting to about the market size of our initial commitment.

We continue to view Alpharma's business prospects favorably. Alpharma is a generic pharmaceutical company which develops and sells a wide range of human and animal health products. It is not overly dependent on any individual product for a significant part of its sales, and since its products are sold worldwide, the company does not rely on any particular country. Alpharma continues to broaden its geographic reach, to develop new products with high growth potential, and to streamline its marketing and manufacturing activities.

ASSET CONVERSION

During the quarter, Coltec Industries, whose convertible preferred security is held in the Fund, accepted a merger offer from B. F. Goodrich. This merger would be a positive credit event for our holding. Coltec's preferred is rated B2/B+ by the rating services (Moody's/Standard & Poors), while its bonds are rated Ba2/BB, or high yield, junk bond status. B. F. Goodrich is an investment grade company, whose bond rating is Baa1/A-. Subsequent to the Goodrich offer, Coltec also received a hostile takeover offer from Crane Co., also an investment grade company. However, it is expected that the Goodrich merger will close in April.

The Coltec merger represents the third asset conversion in the Fund's portfolio in the first year since the Fund's inception in February, 1998. Previously, our bond position in DSC Communications was substantially upgraded when DSC was taken over by A-rated French telecommunications giant Alcatel. Our position of U.S. Office Products convertible bonds received a tender offer at a substantial premium to our cost as a result of a restructuring and asset spin-offs by the company.


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                                       28

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                               [GRAPHIC OMITTED]


SHORT-TERM PRICE CHANGES VS. LONG-TERM INVESTMENT VALUE

These asset conversions exemplify how our research-intensive approach has delivered value in finding superior companies with great fundamental worth for long-term investments, despite interim fluctuations in market prices of these issues.

In our effort to seek total return from investment in a wide variety of below investment grade securities, we have pursued opportunities in convertible securities. Our rationale for utilizing convertibles, and some examples of issues selected, are discussed below.

WHY THE FUND USES CONVERTIBLE ISSUES

In order to achieve our investment objective of maximizing total return, the Fund utilizes a combination of straight bonds and convertible issues (both bonds and preferreds), primarily rated below investment grade. So-called straight bonds give the investor a stated interest rate, called its coupon rate, and obligate the issuer, or borrower, to repay the proceeds at the maturity date. The total rate of return which the Fund would earn from a bond holding would consist of the income stream, plus an adjustment depending if the issue were purchased at a discount or premium from its face (par) value, compared to the holding's terminal value--either its price at sale, or at its maturity.

Convertible bonds typically also have these coupon and maturity features. However, in addition, they offer the opportunity for the investor to share in some of the upside of any appreciation of the common stock of the issuing company. We have many convertible holdings in the Fund, because we feel they offer a better chance in sharing any improvement in a company's fortunes than that given by straight bonds.

Another significant reason we use convertibles is so that we might invest in companies and industries with bright long-term prospects which do not have high yield bonds outstanding. These companies may, however, have issued convertible securities. For example, many rapidly growing technology companies have convertible bonds outstanding, but have not issued high yield bonds.

HOW CONVERTIBLE BONDS WORK

The Alpharma issue which the Fund holds is a convertible bond. It provides semiannual interest payments (as bonds usually do), in this case amounting to $28.75 every six months, or $57.50 per year (representing 5.75% of each $1,000 bond). The issuer is obliged to repay its face or par value of $1,000 at maturity on April 1, 2005. However, in contrast to straight bonds, a convertible bond also gives the investor the opportunity to share in some of the price appreciation of the underlying stock, should that happy event occur.

To illustrate with the Alpharma 5.75% bonds, when this bond was issued in March, 1998, each $1,000 bond entitled the buyer to purchase 34.973 shares of common stock at a price of $28.59375 per share. At the time the bond was issued, the common stock was selling at $22.875. Thus the purchase price at which one could exchange bonds for stock was at a 25% premium to where the stock was selling ($28.59375/$22.875). The Fund did not buy this security as a new issue, but purchased it in secondary market trading at a modest discount from par (face) value.


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                                       29


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--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Why would we buy this issue, instead of just buying the stock, when the price for our converting into common stock was higher than where the common was then trading? Because the common stock does not pay a dividend, and thus would not help us in achieving our primary goal of total return through investment in income-producing securities with below investment grade ratings. The coupon rate of 5.75% goes a long way to reaching our income goal, and if the stock has just modest price appreciation, the convertible bond typically should also go up. Thus we can have the potential to earn a total rate of return (that is, income plus capital appreciation) that would exceed that of an average high yield, below-investment grade bond, whose potential price appreciation is limited by its call price.

In fact, the common stock had appreciated substantially since our purchase of the bonds by the time of our sale in early January. When we modestly reduced our position, we received a price of $1,352.50 per $1,000 bond, in addition to the income earned since the purchase date. You may recall from the conversion terms outlined above that the bonds entitled us to purchase approximately 35 shares at $28.60 per share, a level that by early January was at a substantial discount to the $35 share price where the stock was trading when we sold the bonds. Thus, the bonds' appreciation largely reflects this conversion privilege of purchasing stock at $28.60 per share, at a time when the market price was $35 per share.

Had the stock gone down during the period, the bond probably would also have dropped in price, but owing to its interest income, most likely would not have fallen in the same proportion as any stock decline. Of course, the income stream provides us with a cash return to make additional investments while we await the possibility of future underlying common stock appreciation.

It is important to keep in mind that convertible bonds typically are subordinated debt obligations within a company's capital structure, and thus subject to greater loss should the company reorganize or liquidate its operations under bankruptcy laws. First claim on a company's assets goes to post-bankruptcy liabilities and taxes, followed by secured claims, such as mortgages, and then other senior claims. Only after these creditors' obligations have been satisfied, will the claims of subordinated unsecured creditors, such as convertible bond holders, be considered, with whatever assets, if any, remain. (Equity holders are last in priority, after all debt obligations.) So while convertible bond holders may benefit in cases where the underlying stock goes up, should the company run into serious financial or operational difficulties, the subordinated status of convertibles also significantly increases the risk of loss.

ADDITIONAL CONVERTIBLE BOND INVESTMENT CONSIDERATIONS

The Alpharma bonds provide an illustration of a convertible trading at or above its par value. However, most of the Fund's convertible bonds were bought at substantial discounts from par, at yields to maturity equal to, or in some cases, substantially exceeding the yields to maturity of comparable quality straight high yield bonds lacking any equity convertibility feature. The Fund opportunistically will change its asset mix between convertible and straight bonds, depending on where we see the greatest investment value for the cheapest price.


--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


An example of how we view investment value in deeply discounted convertibles is our holding of Lam Research 5.00% bonds due September 1, 2002. This company is a leading semiconductor equipment manufacturer, making products used in some of the many steps involved in transforming silicon wafers into semiconductor chips. The Fund has approximately 14.5% of its assets in this industry, which Third Avenue Funds view as an extremely attractive, long-term growth area.

At the time of our annual shareholder letter for the year ending October 31, 1998, we discussed the market turmoil then taking place, which caused the extremely depressed convertible bond market to reach its cheapest valuation, relative to underlying common stock prices and interest rates, in the last ten years. To illustrate, at the end of October, our Lam convertible holding was priced at $791.25 per $1,000 face value, which equaled a yield to maturity of 12.32%.

We felt very strongly at the time that this well-managed company, albeit in the midst of a temporary industry downturn, was of far better investment value than that of the average high yield bond (so-called junk bonds) available at the same time. In fact, the yield of the Lam bonds exceeded that of the average single B-rated bond index (based on rating services Moody's and Standard & Poors), which at the end of October was 11.64%, according to data from Merrill Lynch.

But what about the convertibility feature of the Lam bonds? What sort of value did that represent for the bonds? At the end of October, that feature was apparently worth almost nothing: The Lam bonds were issued in August, 1997, and gave us the right to buy 11.3935 shares at $87.7687. But since Lam stock was selling at just $14.44 per share at month-end October, that conversion privilege seemed of little value. But at a yield well above 12%, we felt this holding was very attractive based on its bond value alone, even if there was no value to the equity option. The sharp market drop in both Lam stock and bonds in October did not alter our judgment of the strong underlying value of this company. We continued to maintain our relatively large holding.

Since then, both the convertible and high yield market have stabilized considerably, and improved in price. The marketplace has come to share our long-held opinion of the value of the technology sector, and by the end of January, 1999, the price of Lam stock was $38.375, and the bond was valued at around $897.50, representing a yield to maturity of 8.36%. This bond price represents a substantial recovery from last fall's levels, as well as a moderate gain over our purchase price last spring, before taking into account the generous income we have received from this issue.

While the possibility of our right to buy Lam stock at $87 still seems of small value today, we are patient and optimistic holders. And if we only get our coupon income, and pay-off of $1,000 per bond at maturity in 2002-- for a bond we bought at a substantial discount--we believe the total rate of return achieved will compare favorably with that of many straight high yield bonds.


--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


DIVIDEND DISTRIBUTION

During the quarter ending December 31, 1998, the Fund declared a dividend of $0.183 per share to holders on the record date of December 30, 1998, payable on January 6, 1999. This distribution was payable in cash, or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998.

I look forward to writing to you again when the Semi-Annual Report is published after our April 30, 1999 quarter is completed.

Sincerely yours,

/s/ Margaret D. Patel
-----------------------------
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund





--------------------------------------------------------------------------------
                                       32

                               [GRAPHIC OMITTED]

                               Third Avenue Trust
                          Third Avenue High Yield Fund
                            Portfolio of Investments
                              at January 31, 1999
                                  (Unaudited)



                          PRINCIPAL                                                                         % OF
                          AMOUNT ($)    ISSUES                                                    VALUE   NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 55.39%

Capital Equipment -         450,000    Lam Research Corp. 5.00%, due 9/1/02                $   403,875      4.54%
Semiconductors                                                                             -----------

Computers - Memory          300,000    HMT Technology Corp. 5.75%, due 1/15/04                 235,125      2.64%
Devices                                                                                    -----------

Electric Utility Services   400,000     Itron, Inc. 6.75%, due 3/31/04                         279,500      3.14%
                                                                                            ----------
Electronic Components -     325,000     Amtel SA 144A 3.25%, due 6/1/02                        293,719
Semiconductors              325,000     Cypress Semiconductors Corp. 6.00%, due 10/1/02        297,781
                                                                                            ----------
                                                                                               591,500      6.64%
                                                                                            ----------
Instrumentation -           600,000     Credence Systems Corp. 5.25%, due 9/15/02              478,500      5.38%
Electronic Testing                                                                          ----------

Lasers -                    450,000     Cymer, Inc. 3.50%, due 8/6/04                          398,250      4.47%
Systems/Components                                                                          ----------

Medical - Generic Drugs     375,000     Alpharma, Inc. 144A 5.75%, due 4/1/05                  514,219      5.78%
                                                                                            ----------
Medical - Hospitals         625,000     Columbia\HCA Medical Care, Int'l. 6.75%, due 10/1/06   551,562      6.20%
                                                                                            ----------

Medical Management          505,000     PhyMatrix Corp. 6.75%, due 6/15/03                     234,194      2.63%
Services                                                                                    ----------

Networking                  425,000     Adaptec, Inc. 4.75%, due 2/1/04                        355,937      4.00%
                                                                                            ----------
Oil/Gas Exploration         300,000     Range Resources Corp. 6.00%, due 2/1/07                169,500
                            300,000     Pogo Producing Co. 5.50%, due 6/15/06                  206,625
                                                                                            ----------
                                                                                               376,125      4.22%
                                                                                            ----------
Oil Field Services          300,000     Key Energy Group, Inc. 5.00%, due 9/15/04              146,625      1.65%
                                                                                            ----------
Telecommunications -        500,000     P-Com, Inc 4.25% due 11/1/02                           365,000      4.10%
Wireless                                                                                    ----------

                                        TOTAL CONVERTIBLE BONDS
                                        (Cost $5,546,378)                                    4,930,412
                                                                                            ----------



--------------------------------------------------------------------------------
                                       33

                               [GRAPHIC OMITTED]

                               Third Avenue Trust
                          Third Avenue High Yield Fund
                      Portfolio of Investments (continued)
                              at January 31, 1999
                                  (Unaudited)




                                                                                                             % OF
                            SHARES      ISSUES                                                   VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 19.12%

Auto Parts Original            7,000    Breed Technologies, Inc. 6.50%, due 11/15/27          $    153,125     1.72%
                                                                                              ------------
Diversified                    5,000    Coltec Capital Trust 144A 5.25%, due 4/15/28               212,500     2.39%
                                                                                              ------------
Manufacturing

Electric Utility Services      4,000    Texas Utilities 9.25%, due 8/16/01                         221,500     2.49%
                                                                                               -----------
Insurance                      5,000    Conseco Finance Trust IV 7.00%, due 2/16/01                200,313     2.25%
                                                                                               -----------
Medical -                      9,000    Sun Financing I 144A 7.00%, due 5/1/28                      93,375     1.04%
Long Term/Subacute                                                                             -----------


Rental Auto Equipment          6,000    Budget Group Capital Trust 144A 6.25%, due 6/15/05         231,000     2.59%
                                                                                               -----------
Telecommunications -           5,000    Winstar Communications, Inc. 144A 7.00% Due 3/15/10        245,625     2.76%
Wireless                                                                                       -----------


Telephone Services             6,000    Nextlink Communications, Inc. 144A 6.50%, due 3/31/10      345,000     3.88%
                                                                                               -----------
                                        TOTAL CONVERTIBLE PREFERRED STOCK
                                        (Cost $2,162,067)                                        1,702,438
                                                                                               -----------

                         PRINCIPAL
                         AMOUNT ($)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 17.75%

Electric Utility Services    500,000    CalEnergy Co., Inc. 8.48%, due 9/15/28                     601,250     6.75%
                                                                                                ----------
Real Estate - Commercial     500,000    BF Saul REIT 144A 9.75%, due 4/1/08                        478,750     5.38%
                                                                                                ----------
Telephone Services           500,000    Level 3 Communications, Inc. 144A 9.125%, due 5/1/08       500,000     5.62%
                                                                                                ----------
                                        TOTAL CORPORATE BONDS
                                        (Cost $1,498,006)                                        1,580,000
                                                                                                ----------



--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT JANUARY 31, 1999
                                  (UNAUDITED)




                                                                                                             % OF
                        SHARES      ISSUES                                                   VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Common Stocks - 0.26%

Telecommunications -         535    Winstar Communications, Inc. (a)                     $   22,938      0.26%
Wireless                                                                                 ----------

                                    TOTAL COMMON STOCK
                                    (Cost $13,028)                                           22,938
                                                                                          ---------
                                    TOTAL INVESTMENT PORTFOLIO - 92.52%
                                    (Cost $9,219,479)                                     8,235,788
                                                                                         ----------
                                    CASH AND OTHER ASSETS
                                    LESS LIABILITIES - 7.48%                                665,697
                                                                                         ----------
                                    NET ASSETS - 100.00%                                 $8,901,485
                                    (Applicable to 929,310                               ==========
                                    shares outstanding)

                                    NET ASSET VALUE PER SHARE                                 $9.58
                                                                                              =====

Notes:
(a) Non - income producing security.


--------------------------------------------------------------------------------
                                       35

                               [GRAPHIC OMITTED]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At January 31, 1999, the end of our first fiscal quarter, the unaudited net asset value attributable to the 327,678 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $10.82 per share. This compared with the Fund's audited net asset value at October 31, 1998 of $10.28 per share. As of February 19, 1999 the unaudited net assets totaled $3,556,435, attributable to the 343,588 common shares outstanding with a net asset value of $10.35 per share.

QUARTERLY ACTIVITY

During the first quarter of fiscal 1999, the Fund established new positions in the common stocks of five companies, and increased its position in the common stocks of nine companies. At January 31, 1999, the Fund held positions in 17 companies, and was approximately 74% invested. The Fund's top 10 positions accounted for approximately 55% of the Fund's net assets. The Fund did not reduce or sell any positions during the quarter.


NUMBER OF SHARES     NEW POSITIONS ACQUIRED
18,000               Aegis Realty Inc. ("Aegis Common")
29,000               Anthracite Capital Inc. ("Anthracite Common")
6,000                Consolidated-Tomoka Land Co. ("Consolidated Common")
7,900                Echelon International Corp., Inc. ("Echelon Common")
17,300               Wellsford Real Properties ("Wellsford Common")

                     INCREASES IN EXISTING POSITIONS

9,500                Avatar Holdings, Inc. ("Avatar Common")
5,500                Deltic Timber Corp. ("Deltic Common")
5,000                Forest City Enterprises, Inc. Class A ("Forest City
                       Common")
21,000               Imperial Credit Commercial Mortgage Investment Corp.
                     ("Imperial Common")
7,000                Koger Equity, Inc. ("Koger Common")
6,000                LNR Property Corp. ("LNR Common")
14,500               Security Capital Group, Inc. Class B ("Security Capital
                       Common")
7,500                St. Joe Company ("St. Joe Common")
19,000               United Investors Realty Trust ("United Investors Common")

--------------------------------------------------------------------------------
                                       36

                               [GRAPHIC OMITTED]




It is always satisfying to invest in a company and then have your judgement confirmed by watching the stock price increase. However, the Fund's goal is long-term capital appreciation, and we instinctively are willing to sacrifice short-term results for long-term value creation. Since the Fund is still new, and in the asset-building stage, it is frustrating to take an initial position in a company - using limited funds - only to have the price increase substantially before we have established a meaningful position. This happened to us with a few of our initial holdings (Catellus Development Corp. and Timberwest Forest Corp.). During the first quarter, we took advantage of declining stock prices in several of our initial holdings and increased our positions by averaging down. If our initial analysis tells us we should buy stock at $20, and then it subsequently goes down to $15, provided that our analysis is still valid, we average down with confidence.

OVERVIEW OF NEW POSITIONS ESTABLISHED DURING THE QUARTER:

ANTHRACITE CAPITAL is a mortgage REIT (real estate investment trust) that suffered from the turmoil in the commercial mortgage-backed securities (CMBS) market last fall. However, since the company just went public in March 1998, it didn't have the chance to fully implement its business plan of investing in subordinate (non-investment grade and unrated) CMBS. In the interim, the company used a substantial portion of its IPO proceeds plus short-term collateralized financing to invest in AAA-rated CMBS. Last fall, the spread between yields on U.S. Treasury securities and other debt securities widened dramatically because of investors' "perceived" additional credit risks in all but U.S. government securities. The increase in spreads resulted in dramatic decreases in market prices of CMBS (especially subordinated classes). Mortgage REITs, such as Anthracite, that owned leveraged portfolios of CMBS experienced mark-to-market losses, and thus were subjected to margin calls by their lenders. In order to meet margin calls, Anthracite sold a substantial portion of its AAA-rated securities, realizing losses of about $1.00 per share. The company also reduced the book value of its subordinated CMBS by recording mark-to-market write-downs (unrealized losses) of about $4.00 per share. These unrealized losses reflect short-term price changes, and not necessarily a decrease in credit quality of the assets.

According to Anthracite's management, of the 1,800 mortgage loans that compose the underlying collateral for the company's CMBS portfolio, only one loan is more than 30 days delinquent. That's a pretty strong statement regarding credit quality. We have been buying stock at about 27% below adjusted book value. It is our view that CMBS prices do not reflect their real value and, short of a forced liquidation, the net realizable value of Anthracite's portfolio is greater than its book value. In the meantime, the $.29 quarterly dividend seems reasonably secure, and gives us a 17% current yield.

CONSOLIDATED-TOMOKA owns 15,700 acres of land in Volusia County, Florida - most of which lies within Daytona Beach city limits - and straddles Interstate 95 for 6 miles. Additionally, the company owns 3,900 acres of citrus groves and a citrus packing plant in Highlands County, Florida. Most of the company's land has been owned for more than 50 years and is carried on the books at approximately $100 per acre. The company is developing a 3,600 acre mixed use development in Daytona Beach which currently includes the national headquarters for the LPGA, two championship golf courses (open to the public) and residential communities. Additional residential communities are under development and resort facilities are planned. The company has recently announced it is under contract to sell


--------------------------------------------------------------------------------
                                       37

                               [GRAPHIC OMITTED]



its citrus land and packing and  related  operations.  If the sale is  completed
(which is scheduled for March 1999), the company will focus its business activities almost exclusively on the development of its real estate.

ECHELON INTERNATIONAL is a real estate development and operating company that specializes in multifamily and commercial properties, primarily in the Tampa Bay, Florida area. The company's commercial properties primarily consist of Class A office buildings, most of which are nearly fully occupied by a high percentage of high-quality tenants with long-term leases. The company's growth over the next five years will come from its multifamily developments. The company's first multifamily project (369 units in Tampa Bay) will be completed in February, 1999 and another five projects (1,389 units) are under construction. Once stabilized, the company's properties are conservatively financed with long-term, non-recourse mortgage debt. In addition to its real estate assets, the company owns a portfolio of aircraft leases which represents about 25% of the company's operating revenues. The company is gradually withdrawing from the aircraft leasing business and is focusing on its core real estate operations. In the meantime, the company will be somewhat more difficult for traditional analysts and investors to understand than a pure real estate company and will most likely continue to trade at a discount. We've been buying shares at a 30% discount to book value and a 43% discount to our estimate of net asset value (NAV). The company is not a REIT, and therefore is not required to pay cash dividends.

WELLSFORD REAL PROPERTIES is a real estate merchant banking firm which develops, owns and leases apartments; rehabilitates and repositions office buildings; and invests in debt and equity securities of public and private real estate companies. The company takes an opportunistic investment approach and seeks to buy properties that require repositioning and/or renovation. An example of the company's investment style was the $15.8 million purchase of 194 acres of land and two office buildings with an aggregate 560,000 square feet in Wayne, New Jersey. Though the buildings were vacant when acquired (formerly the international headquarters for American Cyanamid), the purchase price equated to only $28 per square foot assuming the entire purchase price was allocated to the buildings. Upon completion of renovations and tenant improvements, the buildings should be worth over $160 per square foot with an all-in cost of about $110. The 194 acres is zoned for the development of an addition one million square feet of office or research space. We have been buying stock at about a 20% discount to book value and a 32% discount to our estimate of NAV.

AEGIS REALTY is a small REIT ($80 million equity capitalization) that invests primarily in grocery-anchored shopping centers across the United States. Most of the company's properties are owned debt-free, and the others are conservatively leveraged with non-recourse mortgage financing. The company is gaining a reputation for making strategic acquisitions and substantially increasing value by providing the necessary capital for renovations and/or re-tenanting. We have been buying the common stock at a 35% discount to book value and a 40% discount to our estimate of NAV.

Real estate development and operating companies make up the Fund's core holdings. At the end of the first quarter, the Fund had positions in 8 such companies, representing 35% of the Fund's assets (40% at February 19, 1999). I like these companies because of their unique ability to create value. Not only did we establish our positions at significant discounts to NAV, but each of these companies has a pipeline of development projects that will provide unique opportunities for future growth without the need to make acquisitions. Real estate development is certainly riskier


--------------------------------------------------------------------------------
                                       38
than buying stabilized properties. If done right, however, the rewards will far outweigh risks. Our evaluation of a real estate company incorporates many factors, but ultimately comes down to our evaluation of management.

Before we invest, we try to get comfortable with management's talent and ability to properly weigh the risks of proceeding with new developments. I spent ten years of my career in the real estate development business. Real estate developers are among the most optimistic business people I know. The developer's mantra, "if we build it, they (tenants) will come," resulted in the real estate meltdown of the late 1980s. (Of course, the lender's mantra, "if they build it, we'll make the loan," didn't help the situation either - but maybe I'll make that the subject of a future quarterly letter.) Management must take calculated risks when proceeding with a development project and we must take calculated risks when investing in their company. We don't expect that every investment decision will be a winner, either by management or by us. With the proper mix of due diligence and cautious optimism, the winners should outnumber the losers.

I look forward to writing to you again when we publish our Semi-Annual Report for the period ending April 30, 1999.

Sincerely,

/s/ Michael H. Winer
---------------------------
Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund




--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT JANUARY 31, 1999
                                  (UNAUDITED)




                                                                                                             % OF
                        SHARES      ISSUES                                                   VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 74.02%

Natural Resources         6,500    Deltic Timber Corp.                                  $  155,187
                          4,000    The TimberWest Forest Corp. (Canada)                     24,359
                                                                                        ----------
                                                                                           179,546        5.06%
                                                                                        ----------
Real Estate Development  12,500    Avatar Holdings, Inc. (a)                               240,625
                          2,000    Catellus Development Corp. (a)                           30,750
                          6,000    Consolidated-Tomoka Land Co.                             87,000
                          7,900    Echelon International Corp., Inc. (a)                   170,838
                          6,000    Forest City Enterprises, Inc. Class A                   151,875
                          9,000    LNR Property Corp.                                      192,375
                          8,500     St. Joe Co.                                            189,125
                         17,300    Wellsford Real Properties Inc. (a)                      171,919
                                                                                        ----------
                                                                                         1,234,507       34.82%
                                                                                        ----------
Real Estate              16,500    Security Capital Group, Inc. Class B (a)                208,313        5.88%
Holding Company                                                                         ----------

Real Estate              18,000    Aegis Realty Inc.                                       184,500
Investment Trust         29,000    Anthracite Capital Inc.                                 199,375
                          6,000    Commercial Assets, Inc.                                  36,375
                         24,000    Imperial Credit Commercial Mortgage Investment Corp.    229,500
                         11,000    Koger Equity, Inc.                                      167,750
                         25,000    United Investors Realty Trust                           184,375
                                                                                        ----------
                                                                                         1,001,875       28.26%
                                                                                        ----------
                                   TOTAL COMMON STOCKS
                                   (Cost $2,490,976)                                     2,624,241
                                                                                        ----------

                                   TOTAL INVESTMENT PORTFOLIO - 74.02%
                                   (Cost $2,490,976)                                    $2,624,241
                                                                                        ----------
                                   CASH AND OTHER ASSETS
                                   LESS LIABILITIES - 25.98%                               920,978
                                                                                        ----------
                                   NET ASSETS - 100.00%                                 $3,545,219
                                   (Applicable to 327,678                               ==========
                                   shares outstanding)

                                   NET ASSET VALUE PER SHARE                               $10.82
                                                                                           ======
Notes:

(a) Non-income producing securities.


--------------------------------------------------------------------------------
                                       40

                                BOARD OF TRUSTEES
                                Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                 Martin Shubik
                               Charles C. Walden
                                Barbara Whitman
                               Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                               [GRAPHIC OMITTED]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                            NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com